UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  November 1, 2007

SOUTHERN NATURAL GAS COMPANY
(Exact name of Registrant as specified in its charter)

Delaware	1-2745	63-0196650
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification in Rights of Security Holders.

The information included in the first paragraph of Item 8.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 of this Current Report on Form 8-K.

Item 8.01.  Other Events.

    On November 1, 2007, SNG converted from a corporation to a general partnership by the filing of a Certificate of Conversion with the Secretary of State of the State of Delaware.  A copy of the Certificate of Conversion is included as Exhibit 3.A. to this Current Report on Form 8-K, and a copy of the related Statement of Partnership Existence, filed with the Secretary of State of the State of Delaware on November 1, 2007, is included as Exhibit 3.B to this Current Report on Form 8-K.  A copy of the General Partnership Agreement of SNG is included as Exhibit 3.C to this Current Report on Form 8-K.

    On November 1, 2007, Southern Natural Gas Company ("SNG"), Southern Natural Issuing Corporation, Wilmington Trust Company, as trustee, and The Bank of New York Trust Company, N.A., as series trustee, entered into a Sixth Supplemental Indenture to the Indenture dated as of June 1, 1987, which indenture governs SNG's outstanding 6.125% Notes due September 15, 2008, 5.90% Notes due April 1, 2017, 7.35% Notes due February 15, 2031 and 8.00% Notes due March 1, 2032.  The sixth supplemental indenture adds Southern Natural Issuing Corporation, a Delaware corporation and a direct, wholly owned subsidiary of SNG, as a co-issuer party to the indenture and to each series of securities issued under the indenture.  As a result of the sixth supplemental indenture, Southern Natural Issuing Corporation will be jointly and severally liable for SNG's obligations under the indenture.  A copy of the sixth supplemental indenture is included as Exhibit 4.A to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.A	Certificate of Conversion.
3.B	Statement of Partnership Existence.
3.C	General Partnership Agreement dated November 1, 2007.
4.A
Sixth Supplemental Indenture dated November 1, 2007 by and among SNG, Southern Natural Issuing Corporation, Wilmington Trust Company, as trustee, and The Bank of New York Trust Company, N.A., as series trustee, to Indenture dated as of June 1, 1987.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTHERN NATURAL GAS COMPANY

By:	/s/ John R. Sult
John R. Sult
Senior Vice President, Chief Financial Officer and Controller
(Principal Accounting and Financial Officer)

Dated:  November 7, 2007

EXHIBIT INDEX

Exhibit Number	Description

3.A	Certificate of Conversion.
3.B	Statement of Partnership Existence.
3.C	General Partnership Agreement dated November 1, 2007.
4.A
Sixth Supplemental Indenture dated November 1, 2007 by and among SNG, Southern Natural Issuing Corporation, Wilmington Trust Company, as trustee, and The Bank of New York Trust Company, N.A., as series trustee, to Indenture dated as of June 1, 1987.